Investor Presentation First Quarter 2010 Update Exhibit 99.1

Use of Non-GAAP Financial Measures
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles.  These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles.  These financial performance measures are commonly used in the industry and are presented because NTELOS believes they provide relevant and useful information to investors.  NTELOS utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, and to fund continued growth.  NTELOS also uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs.

Special Note Regarding Forward-Looking
Statements
Any statements contained in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. The words
"anticipates," "believes," "expects," "intends," "plans," "estimates," "targets,"
"projects," "should," "may," "will" and similar words and expressions are intended to identify forward-looking statements. Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-
looking statements. Many of these risks are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise. Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements,

Special Note Regarding Forward-Looking Statements
(cont.)
include, but are not limited to: rapid development and intense competition in the telecommunications industry; adverse economic conditions; operating and financial restrictions imposed by our senior credit facility; our cash and capital requirements; declining prices for our services; the potential to experience a high rate of customer turnover; our dependence on our affiliation with Sprint Nextel ("Sprint"); a potential increase in our roaming rates and wireless handset subsidy costs; the potential for Sprint to build networks in our markets; federal and state regulatory fees, requirements and developments; loss of our cell sites; the rates of penetration in the wireless telecommunications industry; our reliance on certain suppliers and vendors; and other unforeseen difficulties that may occur. These risks and uncertainties are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our
SEC filings, including our Annual Reports filed on Forms 10-K.

Company Overview

Company Overview
•
Leading provider of wireless and wireline communications services in Virginia, Pennsylvania and West Virginia
•
Strategies
•
Facilities based
•
Retail & Wholesale
•
Multiple products
•
Leverage brand
•
Leverage common cost
•
Wireless revenue 5-year CAGR of 11%
•
Exclusive strategic wholesale Sprint agreement through July 2015
•
Wireline business includes CLECs with double digit strategic high-speed broadband product revenue growth and RLECs with strong Adjusted EBITDA margins
•
Continued revenue growth fueled by investments in cell sites and fiber network upgrades and acquisitions
•
Strong growth in Free Cash Flows

PA
MD
OH
WV
KY
VA
TN
NC
Huntington
Charleston
Charlottesville
Richmond
Lynchburg
Roanoke
Hampton
Newport News
Norfolk
Portsmouth
Virginia Beach
Chesapeake
Strategic Network Alliance Area (Wholesale)
Current NTELOS Coverage

Regionally-Focused Service Provider
($ in millions)
(1) As of March 31, 2010 or for the twelve months ended March 31, 2010
(2) Throughout this presentation, year over year (YOY) comparisons are calculated using the twelve months ended on March 31, 2009 and March 31,
2010
•
Average of 23.0 MHz of spectrum
•
5.6 million covered POPs
•
445K
(1)
retail subscribers
•
Data ARPU growth of 26% driven by EV-DO
upgrade and expanded prepay data offerings
•
Wholesale revenues (primarily Sprint Nextel
agreement) of $117 million
•
37% YTD Adjusted EBITDA margin
Wireless ($420M Revenue / $157M Adj. EBITDA)
(1) (2)

Wireline
Service Area
ILEC
Existing nTelos Fiber Network
Available nTelos Fiber Network
Network Partner
Future nTelos Fiber Network
CLEC Markets
PA
OH
WV
MD
VA
KY
TN
NC
Erie
Meadville
Oil City
Youngstown
Mercer
Butler
Clearfield
State College
Pittsburgh
Greensburg
Altoona
Johnstown
Carlisle
Chambersburg
Columbus
Wheeling
Washington
Uniontown
Morgantown
Fairmont
Hagerstown
Frederick
Parkersburg
Clarksburg
Winchester
Tuscarora
Washington DC
Leesburg
Ashburn
Ravenswood
Spencer
Sutton
Warrenton
Culpeper
Madison
Ashland
Huntington
Charleston
Summersville
Harrisonburg
Montgomery
White Sulphur Springs
Clifton Forge
Staunton
Lewisburg
Waynesboro
Charlottesville
Covington
Beckley
Lexington
Richmond
Princeton
Troutville
Lynchburg
Bluefield
Blacksburg
Salem
Roanoke
Radford
Tazewell
Christiansburg
Rocky Mount
Farmville
Abingdon
Wytheville
Martinsville
Danville
South Boston
Bristol
Kingsport
Johnson City
Greensboro

Wireline: Repositioning as High Speed Data Provider
(1)
($ in millions)
(1) As of March 31, 2010 or for the twelve months ended March 31, 2010
Competitive Segment
•
Commercial or Institutional
Healthcare
Government
Education
Regional Banking
•
22% YoY growth in strategic broadband and
video services
•
45% Adjusted EBITDA margin
•
Acquisition of 2,200 fiber route mile assets of
Allegheny Energy, Inc. on 12/31/09 nearly
doubled the network
Integration on schedule with key initiatives
completed
25 new markets
50% more colleges and universities
•
RLEC - Growth in Data and Video
•
98% DSL coverage with 6 MB speed
•
23% IPTV penetration of homes passed with fiber;
30%-35% penetration of neighborhoods available over
18 months
Wireline ($127M Revenue / $72M Adj. EBITDA)
(1)

$700
525
350
175
0
9% CAGR
$392
$440
$500
$536
$550
2005
2006
2007
2008
2009

$300
200
100
0
11% CAGR
$147
$172
$203
$223
$227
37%
39%
41%
42%
41%
2005
2006
2007
2008
2009

$150
75
0
20% CAGR
$58
$86
$93
$91
$119
2005
2006
2007
2008
2009

Focused on Growth Opportunities
($ in millions)
Total Revenue
Total Adj. EBITDA/
Margin %
(1) Throughout this presentation, Free Cash Flow is defined as Consolidated Adjusted EBITDA less CAPEX, exclusive of $26.7 million of fiber optics and network assets and transport and data service contract assets acquired from Alleghany Energy, Inc. on December 31, 2009
Note: Throughout this presentation, Compound Annual Growth Rates (CAGR) presented are calculated over the period of 2005 to 2009.
Free Cash Flow
(1)
Strong financial performance

$600
400
200
0
11% CAGR
$280
$322
$378
$412
$425
$4
$5
$62
$77
$95
$104
$113
$217
$244
$282
$305
$307
2005
2006
2007
2008
2009
Retail
Wholesale
Roaming

$200
150
100
50
0
16% CAGR
$90
$112
$142
$159
$162
32%
35%
38%
39%
38%
2005
2006
2007
2008
2009

Revenue
(1)
Network Upgrade and Data Drives Wireless Growth
($ in millions)
Adjusted EBITDA/Margin %
(1) Refer to Form 10-K for 2009 for explanation and impact of change from gross to net reporting of handset insurance revenues and costs effective April 1, 2008

$150
100
50
0
$102
$104
$1
$1
$27
$27
$74
$76
4Q'09
1Q'10

$50
25
0
$36
$38
35%
37%
4Q'09
1Q'10

10 Revenue 1Q ‘10 over 4Q ‘09 Wireless Operations ($ in millions) Adjusted EBITDA/Margin % Retail Wholesale Roaming

200
100
0
177
174
86
103
91
71
LTM 3/31/09
LTM 3/31/10

Catalysts for Wireless Growth
•
NTELOS brand positioned as the “Best Value in
Wireless”
•
Leveraging extensive retail presence – 79% of sales
through direct channels
•
Approximately 34,000 total device upgrades in 1Q’10,
up 21% from 1Q’09
•
The most complete nationwide coverage with no
roaming – “Same Nation. Better Price.”
•
EV-DO upgrade: completed mid-year 2009
•
Emphasis on Postpay plans
Expansion of data products and services
15 smartphones & data-centric devices currently
in line-up
•
FRAWG Unlimited prepay in VA East urban markets
Gross adds exceeding expectations
89% FRAWG customers at the two higher price
tiers of $40 and $50 at March 31, 2010
Postpay
Prepay
Gross Adds
Churn
3 Mo 2009 3 Mo 2010
Postpay 2.2%                           2.3%
Total       3.1%                           3.1%

BlackBerry
Curve 8530
Data
Card
QWERTY
Feature
EV-DO
Feature 1X
Value
Touch
Samsung
SCH-r810
Finesse
BlackBerry Flip
8230
Samsung
SCH-r350
Freeform
LG 265
Script
LG 840
Spyder II
LG 700
Volt
Samsung
SCH-r600
LG 370
Force
HTC Snap
Novatel MC760 Axesstel
MV440
HTC Hero
Android
Samsung
SCH-r520
Trill
LG 9600
Motorola
W845
Quantico
BlackBerry
Tour 9630
Device Line-up 2Q2010
Device Line-up 2Q2010
Motorola
VE440
Samsung
SCH-r460
MyShot II
Samsung
SCH-r100
Stunt
LG 100
Smartphone
Novatel
MiFi
Franklin Wireless
U210
LG 9250
Ellipse
Kyocera
S2300
Torino
LG  230
Nite

60%
40%
20%
0%
25%
39%
49%
3/31 2008
3/31 2009
3/31 2010

$75
50
25
0
$56.23
$56.29
$51.48
$51.25
$45.49
$44.45
$41.64
$40.42
$10.74
$11.84
$9.84
$10.83
4Q'09 Post
1Q'10 Post
4Q'09 Total
1Q'10 Total

13 Successful Growth in Data Subscribers and ARPU Retail ARPU Postpay Subscribers with EV-DO Data Devices Data Postpay Subscribers with EV-DO Data Devices

Retail Locations
90
80
70
60
50
40
30
20
10
0
75
22
26
27
45
5
5
35
33
14
8
11
42
8
11
23
24
24
NTELOS
Sprint Nextel
AT&T
Verizon Wireless
T-Mobile

$400
300
200
100
0
$344
$300
27%
31%
50%
40
30
20
10
0
Smart Phone & Data Card %
4Q'09
1Q'10

VAW
VAE

Direct Distribution Model Improves Customer
Satisfaction
Extensive Retail Presence
(1)
CPGA ($)/Smart Phone & Data
Card %
(2)
(1) As of December 31, 2009 for all competitors; as of March 31, 2010 for NTELOS
(2) Represents Smart Phone & Data Card sales as a % of Postpay Gross Adds
WVA

16% CAGR
$150
100
50
0
$62
$77
$95
$104
$113
$108
2005
2006
2007
2008
2009
2010G

Wireless Wholesale Revenue
(1)
Strategic Network Alliance Leverages NTELOS
’
Network
•
Sprint Nextel Strategic Network
Alliance through at least July 2015
•
$9 million monthly minimum revenue
guarantee
•
Attractive contribution margin
•
Growing Usage
•
Significant growth in both home &
travel data usage since EV-DO
launched
•
Voice traffic back on the rise
($ in millions)
Attractive Margin Revenue Stream
(1) Excludes roaming

Wireline
Service Area
ILEC
Existing nTelos Fiber Network
Available nTelos Fiber Network
Network Partner
Future nTelos Fiber Network
CLEC Markets
PA
OH
WV
MD
KY
VA
TN
NC
Erie
Meadville
Oil City
Youngstown
Mercer
Butler
Clearfield
State College
Pittsburgh
Greensburg
Altoona
Johnstown
Wheeling
Washington
Uniontown
Carlisle
Chambersburg
Columbus
Morgantown
Fairmont
Hagerstown
Frederick
Martinsburg
Tuscarora
Winchester
Parkersburg
Clarksburg
Leesburg
Ashburn
Washington DC
Ravenswood
Spencer
Sutton
Warrenton
Culpeper
Harrisonburg
Madison
Ashland
Huntington
Charleston
Summersville
Montgomery
Staunton
White Sulphur Springs
Clifton Forge
Waynesboro
Charlottesville
Lewisburg
Covington
Beckley
Lexington
Richmond
Princeton
Bluefield
Salem
Troutville
Lynchburg
Blacksburg
Radford
Roanoke
Christiansburg
Rocky Mount
Farmville
Tazewell
Wytheville
Abingdon
Bristol
Martinsville
Danville
South Boston
Kingsport
Johnson City
Greensboro

Greensboro, NC
(1) As of March 31, 2010 or for the twelve months ended March
31, 2010
($ in millions)
Data Driving Wireline Growth
(1)
RLEC  ($57M Revenue / $42M Adj. EBITDA)
(1)
Competitive
($70M Revenues / $30M Adj.
EBITDA)
(1)
•
Revenue growth of 8% YoY
•
Adjusted EBITDA growth of 19% YoY
•
45% YTD Adjusted EBITDA margin
•
Strategic Broadband and Video revenue
growth of 22% YOY to $40 million
•
4,700 mile existing fiber network including
recently acquired 2,200 mile Allegheny
fiber network
•
3 markets launched in late 2009
•
4 markets to be launched mid-year 2010
•
Repositioning assets (data/video)
•
Broadband customer penetration at 55%
•
IPTV now is available to over 8,000 homes
•
Continued strong Adjusted EBITDA margin

$150
100
50
0
$111
$117
$122
$123
$124
$57
$61
$61
$60
$57
$17
$15
$15
$11
$11
$37
$41
$46
$52
$56
2005
2006
2007
2008
2009

$80
60
40
20
0
$62
$65
$65
$69
$72
$43
$47
$44
$44
$43
56%
56%
54%
56%
57%
$19
$18
$21
$25
$29
2005
2006
2007
2008
2009

Adjusted EBITDA/Margin%
Revenue
Wireline Provides Strong, Stable Cash Flow
($ in millions)
Note: Competitive - Strategic includes voice and broadband data services, IPTV video, high-capacity network access and transport services.
Competitive
- Strategic
Competitive
- Other
RLEC Competitive
RLEC

40
20
0
CAGR 26%
2005
2006
2007
2008
2009
Data/IP
Transport/Wireless Transport

17.2%
28.0%
37.6%
45.8%
53.1%
2005
2006
2007
2008
2009

14.4%
20.7%
25.0%
28.9%
31.8%
32.4%
32.9%
33.5%
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10

Penetration
Transport/Data/IP Revenue
Competitive Growth Drivers
($ in millions)
Video – Neighborhoods open in 1Q-08
Broadband – Customer Penetration
(1) Revenue before intercompany eliminations
(1)
$
$14.7
$19.8
$24.8
$30.8
$36.8

$40
20
0
$31
$33
$14
$14
$3
$3
$14
$16
4Q'09
1Q'10 (1)

$20
10
0
$18
$19
58%
56%
4Q'09
1Q'10 (1)

Adjusted EBITDA/Margin% Revenue
Wireline YTD ‘10 over YTD ‘09 Strong, Stable Cash Flow
($ in millions)
(1) Includes contributions from acquisition of certain Alleghany fiber optic and network assets and related transport and data service contracts on 12/31/09
Competitive
- Strategic
Competitive
- Other
RLEC

Financial Overview

Wireless CAGR = 11%
Wireline CAGR = 3%
$600
450
300
150
0
$392
$440
$500
$536
$550
$111
$117
$122
$123
$125
$280
$322
$378
$412
$425
2005
2006
2007
2008
2009

Wireless CAGR = 16%
Wireline CAGR = 4%
$255
210
165
120
75
30
(15)
$147
$172
$203
$223
$227
$62
$65
$65
$69
$72
$90
$112
$142
$159
$162
2005
2006
2007
2008
2009

Wireless   Wireline   Other

Wireless Drives Revenue Growth
Total Revenue
(1)
($ in millions)
(1) Refer to Form 10-K for 2009 for explanation and impact of change from gross to net reporting of handset insurance revenues and costs effective April 1, 2008
Total Adjusted EBITDA

$150
100
50
0
$89
$87
$110
$132
$107
$83
$20
$8
$20
$41
$28
$6
$21
$32
$41
$7
$25
$37
$57
$9
$35
$31
$16
$20
$37
$35
2005
2006
2007
2008
2009
2010G(1)

$150
100
50
0
20% CAGR
$58
$86
$93
$91
$119
2005
2006
2007
2008
2009

Accelerating Consolidated Free Cash Flow
Free Cash Flow Consolidated CapEx
($ in millions)
(1) Based on midpoint of guidance range of $78 million to $87 million
Wireless   Wireline
Other
Discretionary, Incremental EVDO Investment
& Strategic Fiber Builds
Guidance: “Double-digit  FCF YOY growth for 2010”

Capitalization
($ in millions)
(1) Debt balances and related ratios are based on actual debt outstanding:  Refer to Form 10K for the year ended December 31, 2009 for carrying basis of debt obligations which are reported net of unamortized original issuance discounts
Adjusted EBITDA
$      203.0 $      223.1 $      227.1
Cash $       53.5 $       65.7 $       51.1
1st lien senior secured credit facility
(1)
$      612.9 $      606.5 $      633.4
Capital leases 1.3 1.4 1.5
Total Debt $      614.2 $      607.9 $      634.9
Total Debt Leverage Ratio 3.03x 2.72x 2.80x
Net Debt
(total debt less cash)
$      560.7 $      542.2 $      583.8
Net Debt Leverage Ratio 2.76x 2.43x 2.57x
2007 2008
2009
(1)

Summary
•
Consistently Strong Financial Performance
•
Numerous Catalysts for Sustainable Topline Growth
•
Focused on Long-term Net Income and Free Cash Flow Growth
•
Diversified Business Model
•
Network Upgrade Drives Wireless Growth
•
Data Revenue Growth
•
High-Margin Wholesale Revenue
•
Strong Performing and Growing Regional Wireline Business Focused
on Data Provision
•
Scalable Systems for Continued Expansion
•
Experienced Management Team

Appendix

Adjusted EBITDA Reconciliation
($ in millions)
2005 2006 2007 2008 2009 3/31/2009 12/31/2009 3/31/2010
Consolidated
Operating Income $53 $61 $100 $115 $130 $34 $28 $31
Depreciation and Amortization 83 85 97 103 92 23 23 22
Capital and Operational Restructuring
Charges 15 - - - - - - -
Accretion of Asset Retirement Obligations 1 1 1 1 1 - - -
Advisory Termination Fees - 13 - - - - - -
Gain on Sale of Assets (9) - - - - - - -
Secondary Offering Costs - - 1 - - - - -
Equity Based Compensation 4 13 4 3 3 1 1 1
Voluntary Early Retirement  and Workforce Reduction Plans - - - 1 1 - - -
Adjusted EBITDA $147 $172 $203 $223 $227 $58 $52 $54
Three Months Ended

Adjusted EBITDA Reconciliation
($ in millions)
2005 2006 2007 2008 2009 3/31/2009 12/31/2009 3/31/2010
Wireless
Operating Income $32 $53 $71 $85 $97 $26 $20 $24
Depreciation and Amortization 57 58 70 73 63 17 15 14
Voluntary Early Retirement  and Workforce Reduction Plans - - - - 1 - 1 -
Accretion of Asset Retirement Obligations 1 1 1 1 1 - - -
Adjusted EBITDA $90 $112 $142 $159 $162 $43 $36 $38
Wireline
Operating Income $36 $39 $38 $41 $43 $11 $10 $11
Depreciation and Amortization 25 26 27 27 29 7 8 8
Voluntary Early Retirement  and Workforce Reduction Plans - - - 1 - - - -
Adjusted EBITDA $61 $65 $65 $69 $72 $18 $18 $19
Three Months Ended

ARPU Reconciliation
($ in thousands, except for subscribers and ARPU data)
Three  Months Ended:
Operating Revenues 140,664 $       140,001 $     135,686 $                133,349 $              137,551 $
Less: Wireline and other operating revenue (31,458) (31,143) (31,460) (30,961) (33,506)
Wireless communications revenue 109,206 108,858 104,226 102,388 104,045
Less: Equipment revenue from sales to new customers (1,772) (1,111) (1,525) (1,972) (3,075)
Less: Equipment revenue from sales to existing customers (5,269) (4,480) (4,788) (3,915) (4,575)
Less: Wholesale revenue (30,076) (31,287) (28,507) (28,396) (28,319)
Less: Other revenues, eliminations and adjustments 53 (858) 856 (625) (149)
Wireless gross subscriber revenue 72,142 $         71,122 $       70,262 $                  67,480 $                67,927 $
Less:  Paid in advance subscriber revenue (18,643) (17,606) (15,535) (16,190) (16,261)
Plus:  Adjustments (137) 388 (1,121) 387 (214)
Wireless gross postpay subscriber revenue
53,362 $         53,904 $       53,606 $                  51,677 $                51,452 $
Average subscribers 440,629 443,179 440,052 436,970 441,781
Total ARPU
54.58 $          53.49 $         53.22 $                    51.48 $                  51.25 $
Average postpay subscribers 312,783 313,661 310,601 306,361 304,670
Postpay ARPU
56.87 $          57.28 $         57.53 $                    56.23 $                  56.29 $
Wireless gross subscriber revenue  72,142 $         71,122 $       70,262 $                  67,480 $                67,927 $
Less: Wireless voice and other feature revenue (60,537) (59,207) (57,942) (54,585) (53,573)
Wireless data revenue
11,605 $         11,915 $       12,320 $                  12,895 $                14,354 $
Average subscribers 440,629 443,179 440,052 436,970 441,781
Total Data ARPU  8.78 $            8.96 $          9.33 $                     9.84
$
10.83 $
Wireless gross postpay subscriber revenue 53,362 $         53,904 $       53,606 $                  51,677 $                51,452 $
Less: Wireless postpay voice and other feature revenue (44,574) (44,607) (44,047) (41,803) (40,629)
Wireless postpay data revenue
8,788 $          9,297 $         9,559 $                    9,874 $                  10,823 $
Average postpay subscribers 312,783 313,661 310,601 306,361 304,670
Postpay data ARPU
9.37 $            9.88 $          10.26 $                    10.74 $                  11.84 $
September 30, 2009 December 31, 2009 March 31, 2009 June 30, 2009 March 31, 2010

Summary of Operating Results
($ in thousands)
Three Months Ended:
March 31, 2009 June 30, 2009 September 30, 2009 December 31, 2009 March 31, 2010
Operating Revenues
Wireless PCS Operations 109,206 $              108,858 $              104,226 $              102,388 $              104,045 $
Wireline Operations
RLEC 14,690 14,458 14,395 13,761 14,236
Competitive Wireline 16,643 16,567 16,944 17,083 19,138
Wireline Total 31,333 31,025 31,339 30,844 33,374
Other 125 118 121 117 132
140,664 $              140,001 $              135,686 $              133,349 $              137,551 $
Operating Expenses
Wireless PCS Operations 66,415 $                 64,842 $                 65,106 $                 66,523 $                 65,943 $
Wireline Operations
RLEC 3,741 3,725 3,326 3,611 4,200
Competitive Wireline 9,849 9,834 9,446 9,416 10,598
Wireline Total 13,590 13,559 12,772 13,027 14,798
Other 2,558 1,313 1,170 1,685 2,586
82,563 $                 79,714 $                 79,048 $                 81,235 $                 83,327 $
Adjusted EBITDA
(a non-GAAP Measure)
Wireless PCS Operations ## 42,791 $                 ## 44,016 $                 39,120 $                 35,865 $                 38,102 $
Wireline Operations
RLEC ## 10,949 ## 10,733 11,069 10,150 10,036
Competitive Wireline ## 6,794 ## 6,733 7,498 7,667 8,540
Wireline Total ## 17,743 ## 17,466 18,567 17,817 18,576
Other (2,433) (1,195) (1,049) (1,568) (2,454)
##
58,101 $
##
60,287 $                 56,638 $                 52,114 $                 54,224 $
Wireless PCS Operations 17,951 $                 16,668 $                 7,759 $                   8,369 $                   10,208 $
Wireline Operations
RLEC 2,836 4,025 3,636 819 2,678
Competitive Wireline 7,355 8,001 5,914 4,754 10,521
Wireline Total 10,191 12,026 9,550 5,573 13,199
Other 3,472 9,231 4,161 2,943 1,984
31,614 $                 37,925 $                 21,470 $                 16,885 $                 25,391 $
Wireless PCS Operations 24,840 $                 27,348 $                 31,361 $                 27,496 $                 27,894 $
Wireline Operations
RLEC 8,113 6,708 7,433 9,331 7,358
Competitive Wireline (561) (1,268) 1,584 2,913 (1,981)
Wireline Total 7,552 5,440 9,017 12,244 5,377
Other (5,905) (10,426) (5,210) (4,511) (4,438)
26,487 $                 22,362 $                 35,168 $                 35,229 $                 28,833 $
1
Adjusted EBITDA less Capital Expenditures
(a non-GAAP measure)
Exclusive of $26.7 million of fiber optics and network assets and transport and data service contract assets acquired from Allegheny Energy, Inc. on December
31, 2009
(before depreciation & amortization, asset impairment charges, accretion of asset retirement obligations, equity based compensation, and charges from voluntary early retirement and workforce reduction plans, a non-GAAP Measure of operating expenses)
1
1
Capital Expenditures - excluding acquisition of Allegheny fiber assets
1